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                            BNY HAMILTON FUNDS, INC.
                  Prospectus Supplement dated December 21, 2004
                       To Equity Funds Class A Shares and
                 Class C Shares Prospectus dated April 27, 2004

Effective January 3, 2005, the following changes have been made to the Prospectus in respect of the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") and the BNY Hamilton Equity Income Fund, as renamed the BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund"):

1. The investment objective of the Large Cap Growth Fund (as set forth on page 16 of the Prospectus) has been revised to read as follows:

        The Fund seeks to provide long-term capital appreciation.

The Principal Investment Strategy of the Large Cap Growth Fund (as set forth on page 16 of the Prospectus) has been revised to state that the Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies (as opposed to 40 to 60 companies).

The disclosure on page 48 of the Prospectus has been revised to indicate that the Large Cap Growth Fund will declare and pay dividends on an annual basis.

The disclosure on page 50 of the Prospectus has been revised to indicate that the portfolio manager of the Large Cap Growth Fund is Lennis Koontz. Prior to joining The Bank of New York in 2004, Mr. Koontz was with Weiss, Peck & Greer from 2000 to 2003. At WPG he was a Managing Director and head of the large cap growth strategy and manager of the WPG Large-Cap Growth Fund. Before joining WPG, he was a Managing Director and partner at Capital Management Associates from 1992 to 2000 where he was the co-portfolio manager and co-Chief Investment Officer for a $600 million equity portfolio. Prior to that, Mr. Koontz was Vice President for Investments at Smith Barney Capital Management, and earlier, a Managing Director and Senior Portfolio Manager at Scudder, Stevens & Clark, Inc. He began his career in the Pension Consulting Division at Paine Webber, Jackson & Curtis.

2. The BNY Hamilton Equity Income Fund has been renamed the BNY Hamilton Large Cap Equity Fund.

The investment objective of the Large Cap Equity Fund (as set forth on page 6 of the Prospectus) has been revised to read as follows:

        The Fund seeks to provide long-term capital appreciation.

The first three paragraphs and the first sentence of the fourth paragraph of the Principal Investment Strategy of the Large Cap Equity Fund (as set forth on page 6 of the Prospectus) have been deleted and replaced in their entirety by the following language:

        The Fund invests primarily in large, established companies with proven track records and the potential for superior relative earnings growth.

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        The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that appear to offer the following:

                .       Potential for above average earnings and revenue growth
                .       Sustainable competitive advantage
                .       Strong or improving financial condition
                .       Earnings power that is either unrecognized or
                        underestimated

        The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

        Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts.

The disclosure on page 48 of the Prospectus has been revised to indicate that the Large Cap Equity Fund will declare and pay dividends on a quarterly basis.